Comerica Incorporated Deutsche Bank Global Financial Services Conference June 1, 2016 Pete GuilfoileExecutive Vice President and Chief Credit Officer Ralph W. Babb, Jr.Chairman and Chief Executive Officer David DupreyExecutive Vice President and Chief Financial Officer Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2015 and “Item 1A. Risk Factors” beginning on page 54 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: A Brief Overview

Comerica Strengths

Founded 166 years ago	LONG HISTORY
Products & services of a large bank with the culture of a 'Main Street' bank	NIMBLE SIZE $69B IN ASSETS
Strong presence in Texas, California, & Michigan	ATTRACTIVE FOOTPRINT
Complemented by Retail Bank and Wealth Management	PRIMARILY A BUSINESS BANK
Trusted Advisor approach	RELATIONSHIP BANKING STRATEGY
Strong capital position, Prudent credit underwriting	CONSERVATIVE

Loans by Geography

($ in billons; 1Q16 average)



California
$17.3
36%
Texas
$10.8
22%
Total
$48.4
Michigan
$12.8
26%
Other
Markets
$7.5
16%

Deposits by Geography

($ in billions; 1Q16 average)



California
$16.7
30%
Texas
$10.4
19%
Total
$56.7
Other¹
$7.9
14%
Michigan
$21.7
37%

3/31/16 • [1]Consists of Other Markets ($7.6B) & Finance/ Other ($0.3B)

Comerica Bank

3

Comerica: Our Focus

GROWING REVENUE	• Positioned in **faster growing markets and industries** to drive loan growth • Focus on **cross-sell** to drive fee income
REDUCING EXPENSES	• Undertaking **deep-dive review of expenses** • Continue making necessary investments
RISK MANAGEMENT	• **Strong credit culture** leads to **solid credit metrics** • **Weathered cycle well** relative to peers
MANAGING CAPITAL	• **Strong Capital base**; Basel III Common Equity Tier 1 Capital: 10.58% • Continued **share buyback** & increased **dividend** for 2Q
POSITIONED FOR RISING RATES	• Fed's 25 bps December rate increase expected to increase 2016 net interest income by ~$90MM

3/31/16 • Outlook as of 5/31/16

Comerica Bank

4

Footprint Balances Loan Portfolio, Reducing Risk

Texas Loan Portfolio
($ in billions; 1Q16 average)


Energy
29%
Total
$10.8
Small
Business
15%
General
Middle
Market
22%

California Loan Portfolio
($ in billions; 1Q16 average)


General
Middle
Market
24%
National
Dealer
23%
Tech. & Life
Sciences
13%
Total
$17.3

Michigan Loan Portfolio
($ in billions; 1Q16 average)


General
Middle
Market
49%
Total
$12.8
Small
Business
11%
Private
Banking
13%

Diverse Total CMA Loan Portfolio
($ in billions; 1Q16 average)


General Middle Market 12.8
National Dealer 6.2
Private Banking 5.0
Commercial Real Estate 4.8
Corporate Banking 4.1
Small Business 3.9
Tech. & Life Sciences 3.3
Energy 3.1
Retail Banking 1.9
Mortgage Banker 1.7
Environmental Services 0.9
Entertainment 0.7
Total Loans
$48.4
Total Middle Market
$27.0

Comerica Bank

5

Second Quarter Update
Loans & deposits grow

Average Loans
($ in billions)


Loan Yields
48.8
49.0
48.5
48.4
49.3
3.20
3.17
3.24
3.38
2Q15
3Q15
4Q15
1Q16
2Q16 Thru
5/20/16

Average Deposits
($ in billions)


Deposit Rates ²
57.4
59.1
59.7
56.7
56.8
0.14
0.14
0.14
0.14
2Q15
3Q15
4Q15
1Q16
2Q16 Thru
5/20/16

April & May Trends[1]

2% increase in average loans

- Commercial Real Estate growth continued
- Mortgage Banker & National Dealer seasonally higher
- Energy declines, as expected

Stable average deposits

- Retail seasonal increase
- Business Bank declined modestly, primarily Municipalities & Large Corporate

2Q16 average balances though 5/20/16 are preliminary and subject to change • [1]Comparisons to 1Q16, through 5/20 • [2]Interest costs on interest-bearing deposits

Comerica Bank

6

Driving Loan Growth
Focused on higher yielding business lines

Strategic Focus

- Leverage business experience & expertise
  - Trusted advisor
  - Provide customized lending solution
  - Superior credit metrics through last cycle relative to peers
- Loyal customer relationships
  - Cross-sell fee generating, high quality Treasury Management products & services
  - Strong deposit base

Growing Lines of Business
($ in millions; Average loans 1Q16 vs. 1Q15)



Commercial Real Estate 560
Tech. & Life Sciences 428
National Dealer Services 338
Mortgage Banker Finance 275
Private Banking 131
Retail Banking 93
Entertainment 82
Small Business 79

3/31/16
Comerica Bank
7

Growing Commercial Real Estate Line of Business
Long history of working with well established developers

CRE by Property Type[1]
($ in millions; Period-end, based on location of property)



Office 7%
Single Family 7%
Multi use 3%
Land Carry 6%
Other 7%
Multifamily 47%
Retail 11%
Commercial 12%
Total $4,138

CRE Period-end[2]
($ in billions)



4.1
3.7
4.1
4.6
5.1
2012
2013
2014
2015
1Q16

CRE by Market[1]
($ in millions; Period-end, based on location of property)



Michigan 6%
California 46%
Other 16%
Total $4,138
Florida 2%
Texas 30%
Houston 30%
Austin 23%
San Antonio 7%
Other 6%
Dallas 34%
Total $1,247

3/31/16 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate

Comerica Bank
8

0.3 0.4 0.6 1.1 1.4 1.8 2.0 2.5 3.1 3.3 2012 2013 2014 2015 1Q16 Equity Fund Services 9 Growth in Technology and Life Sciences20+ Years experience provides competitive advantage Technology & Life Sciences Avg. Loans($ in billions) Customer Segment Overview(based on period-end loans)  Strong relationships with top-tier investors  Granular portfolio: ~825 customers (including ~185 customers in Equity Fund Services)  Closely monitor cash balances  Numerous verticals, many with concentration limits• Ad tech ● Cyber security• Software ● Life sciences Net Charge-off Ratio1(In basis points) Total $3.3B 57 61 89 108 86 2012 2013 2014 2015 1Q16 Early Stage~15% Growth~20%Late Stage~15% Equity Fund Services~45% Leveraged Finance~5% l . 3/31/16 ● 1TLS net charge-offs to avg. TLS loans 10 3/31/16 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 5/10/16 ● 2$ in billions ● 3Based on MBA annual mortgage origination estimates 566 614 923 1,53 5 1,48 3 1,50 7 1,9 96 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1 ,319 1, 595 1,39 7 1,39 9 2 ,089 2,13 6 1,74 2 1,67 4 200 300 400 500 600 700 800 900 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 Actual MBAMortgageOriginationVolumes Average Loans($ in millions) Focused on Growing Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 338 461 426 405 350 510 420 328 295 1Q15Actual 2Q15Actual 3Q15Actual 4Q15Actual 1Q16Actual 2Q16 3Q16 4Q16 1Q17 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Market share more than doubled over past five years3  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 1Q16: • Comerica: ~70% purchase • Industry: 53% purchase1  Strong credit quality• No charge-offs since 2010

11 Energy Line of Business Cyclical Reduction 30+ Years industry experience As of 3/31/16 unless otherwise noted ● 2Q16 balances are preliminary and subject to change ● 1As of 5/12/16 ● 2Commitments totaling ~$200MM Oil40% Mixed18%  Maintain granular portfolio: ~200 customers  $2.9B in loans as of 5/20/16  Focus on larger, middle market companies• Develop full relationships• Access to diverse financial sources• Sophisticated, use hedging strategies  70% E&P companies  95% of loans have security  Spring redeterminations 49% complete1• Borrowing bases declined ~22% on average  Collateral deficiencies1:• 9 relationships2 totaling ~$40MM  59% criticized; Appropriately downgrading loans based on expected cash flow with continued low energy prices 535 463 481 479 509535 530 513 480 426 2,496 2,316 2,249 2,111 2,162 3,566 3,309 3,243 3,070 3,097 1Q15 2Q15 3Q15 4Q15 1Q16 Midstream Services Exploration & Production Energy Business Line Loans ($ in millions; Period-end) 6,930 6,624 6,541 6,134 5,573 50% 48% 48% 49% 54% 1Q15 2Q15 3Q15 4Q15 1Q16 Total Commitments Utilization Rate Net Interest Income Growing($ in millions) 12 Net Interest Income Increased 3%NIM expands 23 bps 413 421 422 433 447 2.64 2.65 2.54 2.58 2.81 1Q15 2Q15 3Q15 4Q15 1Q16 NIM 1 2 2 6 6 6 6 8 11 12 15 23 BOK F HBA N KEY FITB FHN MTB ST I BBT RF ZIO N CFR CMA Greatest 1Q16 NIM Growth1(In basis points) 1Q16 compared to 4Q15 ● 1Source: SNL Financial

49.5 51.7 54.8 58.3 56.7 0.25 0.19 0.15 0.14 0.14 2012 2013 2014 2015 1Q16 Deposit Rates 13 Maintain Strong Deposit BaseLow cost, relationship-oriented 3/31/16 ● 1Interest costs on interest-bearing deposits ● 2Source: SNL Financial ● 31Q16 interest incurred on deposits as a percentage of average deposits 28% 28% 30% 31% 32% 35% 35% 36% 39% 40% 44% 50% STI FHN HBA N BBT MTB FITB KEY R F BOK F CFR ZIO N CMA Highest Noninterest-Bearing as aPercent of Total Deposits2(Period-end) 34 30 27 26 25 24 24 22 18 17 14 5 BOK F FITB KEY MTB BB T FHN HBA N STI RF ZIO N CMA CFR One of the Lowest Cost of Deposits2,3(In basis points) Strong Deposit Base($ in billions; Average) 1 Why is Comerica Asset Sensitive? 14 3/31/16 ● 1Estimated outlook as of 5/31/16 based on simulation modeling. This analysis incorporates a dynamic balance sheet assuming historical relationships for all other variables. ● 2As of 2/29/16 Interest Rate Sensitivity Significant upside in rising rate scenario Additional Annual Net Interest Income1Estimated Increase From Movement in Fed Rates Deposit Beta ($ in millions) 0% 25% 50% 75% +25 bps ~$85 ~$70 ~$55 ~$40 +50 bps ~165 ~135 ~105 ~75 +100 bps ~325 ~270 ~215 ~155 ~$90MM expected benefit to FY16 from 12/15 rate rise, if deposit prices remain at current levels  Predominately floating rate loans • <2% have floors2  Fixed rate securities < 20% of earning assets  Large non-maturity deposit base  Abnormally low interest rate environment Fixed Rate~15% Libor-Based~65%Prime-Based~20% Loan Portfolio ($ in billions, Period-end) Total $49.4B

15 Card ProgramsGenerating fees & valuable deposits 3/31/16 ● 1Source: the Nilson Report July 2015, based on 2014 data 954 1,236 1,465 1,723 1,821 2012 2013 2014 2015 1Q16 Government Card Deposits(Average; $ in millions)  Robust pipeline  Commercial Cards used for:• Purchasing• Travel and entertainment• Online vendor payments• Fleet maintenance  Merchant Services: • Enable businesses to accept card payments • Advanced security products & reporting tools  Prepaid card: • #2 prepaid card issuer in US1• 49 distinct state & local government benefit programs• Exclusive provider of prepaid debit cards for US Treasury DirectExpressProgram Commercial Card Fees ($ in millions) Expansion of Card Programs 25 27 30 31 33 2012 2013 2014 2015 1Q16Annualized 1811,771 1,757 1,722 1,626 1,831 73 69 69 64 67 2011 2012 2013 2014 2015 Impact of accounting changeEfficiency Ratio % Noninterest Expenses($ in millions) 1 16 Carefully Managing Expenses While Facing Headwinds 1$181MM impact of accounting presentation of a card program ● 2For calculation methodology see the Company’s Form 10-Q, as filed with the SEC ● 3Efficiency ratio recalculated excluding impact of accounting presentation. See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. ● 4Source: SNL Financial ● 5Number of employees – full time equivalent 4 6 8 10 12 2011 2012 2013 2014 2015 Comerica Peer Average (Avg. Loans + Deposits) / Employee4,5($ in millions) 65 Efficiency Ratio % ex. impact of accounting change 2,32 Salaries & Benefits Costs4(1Q16 vs. 4Q15) Peer Average 4.0% KEY CMA STI RF HBAN FHN BOKF BBT FITB CFR ZION MTB 12.2% 11.3% 9.4% 9.1% 5.7% 3.2% 2.0% 0.7% -0.6% -0.6% -5.3% -8.7%

Focus on Operating More Efficiently

Actions Taken to Offset Headwinds

Vendor Optimization
(Vendor Count)


~7,600
~6,000
-21%
2010
2015

Reducing Real Estate Sq Ft
(Sq ft in thousands)


5,989
5,545
5,423
5,350
5,184
-13%
2011
2012
2013
2014
2015

GEAR Up!
Growth in Efficiency And Revenue

- Engaged Boston Consulting Group
- Committed to completing review quickly, comprehensively & effectively
  - Deploy tactics to increase revenue
  - Increase sales productivity
  - Assess management structure
  - Optimize infrastructure & operating base
  - Further leverage technology to improve product delivery & drive efficiency
- Plan to provide information around opportunities identified on 2Q16 earnings call
- Not waiting or relying on rising rates to drive efficiency ratio lower & move towards double digit return on equity

Comerica Bank

17

Active Capital Management
Continued to reduce share count through repurchase & raised dividend

Equity repurchases[1]:

- Pace of buyback linked to financial performance & balance sheet movement
  - 2Q16: nearly complete as of 5/27 ~1.4MM shares for ~$63MM
  - 1Q16: 1.2MM shares for $42MM
  - 4Q15: 1.5MM shares for $65MM
  - 3Q15: 1.2MM shares for $59MM
  - 2Q15: 1.0MM shares & 500k warrants for $59MM

Dividend increased 5% to $0.22/share[2]

Common Shares Outstanding
(in millions)


197
188
182
179
176
175
CAGR
-2%
2011
2012
2013
2014
2015
1Q16

Tangible Book Value Per Share[3]


Tangible Book Value
Book Value
$34.79
$39.86
$39.22
$41.35
$43.03
$43.66
$31.40
$33.36
$35.64
$37.72
$39.33
$39.96
CAGR
+5%
2011
2012
2013
2014
2015
1Q16

Dividends Per Share Growth


0.40
0.55
0.68
0.79
0.83
0.84
CAGR
+16%
2011
2012
2013
2014
2015
LTM1Q16[4]

[1]Shares & warrants repurchased under equity repurchase program • [2]Payable July 1, 2016, to common stock shareholders of record on June 15, 2016 • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [4]LTM = last twelve months

Comerica Bank

18

19 3/31/16 ● Outlook as of 5/31/16 Intensely Focused on Enhancing Shareholder Value GROWING REVENUE REDUCINGEXPENSES RISK MANAGEMENT MANAGING CAPITAL POSITIONED FOR RISING RATES • Positioned in faster growing markets and industries to drive loan growth• Focus on cross-sell to drive fee income • Undertaking deep-dive review of expenses• Continue making necessary investments • Strong Capital base; Basel III Common Equity Tier 1 Capital: 10.58%• Continued share buyback & increased dividend for 2Q • Strong credit culture leads to solid credit metrics• Weathered cycle well relative to peers • Fed’s 25 bps December rate increase expected to increase 2016 net interest income by ~$90MM 20 Appendix

Financial Summary

	1Q16	4Q15	1Q15
Diluted income per common share	$0.34	$0.64	$0.73
Net interest income	$447	$433	$413
Net interest margin	*2.81%*	*2.58%*	*2.64%*
Provision for credit losses	148	60	14
Net credit-related charge-offs to average loans	0.49%	0.42%	0.07%
Noninterest income	246	268	252
Noninterest expenses	460	484	456
Net income	60	116	134
Total average loans	$48,392	$48,548	$48,151
Total average deposits	56,708	59,736	56,990
Basel III common equity Tier 1 capital ratio	10.58%	10.54%	10.40%
Average diluted shares (millions)	*176*	*179*	*182*

$ in millions, except per share data

Comerica Bank

21

First Quarter 2016 Results

	1Q16	Change From 4Q15	Change From 1Q15
Total average loans	$48,392	(156)	241
Total average deposits	56,708	(3,028)	(282)
Net interest income	447	14	34
Provision for credit losses	148	88	134
Net credit-related charge-offs	*58*	*7*	*50*
Noninterest income	246	(22)	(6)
Noninterest expenses	460	(24)	4
Net income	60	(56)	(74)
Earnings per share (EPS)[1]	0.34	(0.30)	(0.39)
Book Value Per Share	43.66	0.63	1.54
Tangible Book Value Per Share[2]	39.96	0.63	1.49
Equity repurchases[3]	1.2MM shares or $42MM		

Key QoQ Performance Drivers

- Loans relatively stable
- Deposits declined with purposeful pricing & LCR strategy
- Net interest income up 3% with rise in rates
- Provision reflected reserve build for energy & net charge-offs[4] of 49 bps
- Noninterest income lower due to decline in commercial loan fees following strong 4Q15
- Expenses decreased 5% with lower salaries/benefits & reductions in several other categories
- TBV increased 2%, to $39.96[2]

$ in millions, except per share data • 1Q16 compared to 4Q15 • [1]EPS based on diluted income per share • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [3]1Q16 repurchases under the equity repurchase program • [4]Net credit-related charge-offs

Comerica Bank

22

Net Interest Income Increased 3%
NIM expands 23 bps



Net Interest Income
($ in millions)
NIM
413
421
422
433
447
2.64
2.65
2.54
2.58
2.81
1Q15
2Q15
3Q15
4Q15
1Q16

1Q16 compared to 4Q15

Net Interest Income and Rate NIM		
$433MM	4Q15	2.58%
 +20MM + 1MM - 3MM - 2MM - 4MM - 1MM	Loan impacts: + higher short-term rates + portfolio dynamics - nonaccrual interest - fees in the margin - one fewer day - lower volume	 +0.13 - 0.02 - 0.01
+ 6MM	Higher securities balance	
 - 5MM + 3MM	Fed balances: - lower balances + higher rate	 +0.13
- 1MM	Higher wholesale funding cost	
$447MM	1Q16	2.81%

Comerica Bank

23

Interest Rate Sensitivity
Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Increased for LCR compliance
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 1Q16 Standard Model

($ in millions)



~100
~160
~180
~190
~200
~240
~300
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
1Q16 Standard Model
Addl. ~3% Loan Growth
Up 300 bps

3/31/16 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis

Comerica Bank

24

Noninterest Income Lower
Following strong commercial loan fees in 4Q15

Noninterest Income
($ in millions)



252
257
262
268
246
1Q15
2Q15
3Q15
4Q15
1Q16

Total Noninterest Income excluding Deferred Comp[1]				
251	256	266	266	251

Noninterest income

- $10MM Commercial Lending fees (Syndication & Credit Line fees)
- $ 7MM Deferred comp (returns on plan assets offset in noninterest expense)
- $ 2MM Securities losses
- $ 2MM Bank owned life insurance (BOLI)

1Q16 compared to 4Q15 • [1]Excludes impact of deferred compensation of $(5)MM, $2MM, $(4)MM, in 1Q16, 4Q15 & 3Q15, respectively & $1MM in both 2Q15 & 1Q15, which is offset in noninterest expense. The Corporation believes this information will assist investors, regulators, management and others in comparing quarter over quarter results.

Comerica Bank

25

Noninterest Expenses Declined 5%
Continued focus on expense control

Noninterest Expenses
($ in millions)



456
432
459
484
460
1Q15
2Q15
3Q15
4Q15
1Q16

Total Noninterest Expense excluding Deferred Comp[1]				
455	431	463	482	465

Noninterest expenses

- $14MM Salaries & Benefits expense
  - $8MM Pension expense
  - $7MM Deferred comp (offset in noninterest income)
  - Technology-related contract labor
  - One fewer day
  - \+ Annual stock compensation
- $3MM Occupancy
- $3MM Advertising
- $3MM Consultant Fees (other expense)

1Q16 compared to 4Q15 • [1]Excludes impact of deferred compensation of $(5)MM, $2MM, $(4)MM, in 1Q16, 4Q15 & 3Q15, respectively & $1MM in both 2Q15 & 1Q15, which is offset in noninterest income. The Corporation believes this information will assist investors, regulators, management and others in comparing quarter over quarter results.

Comerica Bank

26

Loans Relatively Stable

Yields increase; maintaining pricing and structure discipline



Total Loans
($ in billions)
Loan Yields
48.2
48.8
49.0
48.5
48.4
49.1
49.4
3.19
3.20
3.17
3.24
3.38
1Q15
2Q15
3Q15
4Q15
1Q16
4Q15
1Q16
Average Balances
Period-end

Average loans decreased $156MM

- General Middle Market
- Energy
- Mortgage Banker Finance
+ Commercial Real Estate
+ National Dealer Services

Period-end loans increased $293MM

+ Commercial Real Estate
- Corporate Banking

Loan yields +14 bps

- Average 30-day LIBOR rose ~23 bps

Commitments down ~3% to $54.4B

- Line utilization[1] increased to 51%

Loan pipeline increased

1Q16 compared to 4Q15 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

27

Loans by Business and Market

By Line of Business	1Q16	4Q15	1Q15
Middle Market			
General	$12.8	$13.0	$13.5
Energy	3.1	3.2	3.7
National Dealer Services	6.2	6.2	5.9
Entertainment	0.7	0.7	0.6
Tech. & Life Sciences	3.3	3.3	2.9
Environmental Services	0.9	0.9	1.0
Total Middle Market	$27.0	$27.3	$27.6
Corporate Banking			
US Banking	2.4	2.4	2.7
International	1.7	1.7	1.9
Mortgage Banker Finance	1.7	1.7	1.4
Commercial Real Estate	4.8	4.6	4.2
BUSINESS BANK	**$37.6**	**$37.7**	**$37.7**
Small Business	3.9	3.9	3.7
Retail Banking	1.9	1.9	1.9
RETAIL BANK	**$5.8**	**$5.8**	**$5.6**
Private Banking	5.0	5.0	4.8
WEALTH MANAGEMENT	**5.0**	**5.0**	**$4.8**
TOTAL	**$48.4**	**$48.5**	**$48.2**

By Market	1Q16	4Q15	1Q15
Michigan	$12.8	$13.0	$13.3
California	17.3	17.0	16.2
Texas	10.8	10.9	11.5
Other Markets[1]	7.5	7.6	7.2
TOTAL	**$48.4**	**$48.5**	**$48.2**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

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Deposit Decline Reflects Purposeful Pricing & LCR Strategy

Deposits costs stable



Total Deposits
($ in billions)
Deposit Rates[1]
57.0
57.4
59.1
59.7
56.7
59.9
56.4
0.15
0.14
0.14
0.14
0.14
1Q15
2Q15
3Q15
4Q15
1Q16
4Q15
1Q16
Average Balances
Period-end

Average deposits decreased

- Corporate Banking
- Financial Services Division
- Municipalities

- **About 2/3 of total deposits are commercial**
- **Loan to Deposit Ratio[2] of 87%**

Deposits: Large Proportion NIB

($ in billions, Period-end)



Interest-bearing 50%
Total $56.4
Noninterest-bearing 50%

1Q16 compared to 4Q15 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/16

Comerica Bank

29

Deposits by Business and Market

By Line of Business	1Q16	4Q15	1Q15
Middle Market			
General	$14.9	$16.0	$15.6
Energy	0.6	0.7	0.7
National Dealer Services	0.3	0.3	0.2
Entertainment	0.2	0.1	0.1
Tech. & Life Sciences	6.2	6.3	6.1
Environmental Services	0.1	0.2	0.2
Total Middle Market	$22.3	$23.6	$22.9
Corporate Banking			
US Banking	$2.2	$3.3	2.6
International	2.3	2.4	2.0
Mortgage Banker Finance	0.6	0.6	0.6
Commercial Real Estate	1.7	1.8	2.1
BUSINESS BANK	**$29.1**	**$31.7**	**$30.2**
Small Business	3.1	3.2	2.9
Retail Banking	20.0	20.0	19.5
RETAIL BANK	**$23.1**	**$23.2**	**$22.4**
Private Banking	4.2	4.4	4.0
WEALTH MANAGEMENT	**$4.2**	**$4.4**	**$4.0**
Finance/ Other[2]	0.3	0.4	0.4
TOTAL	**$56.7**	**$59.7**	**$57.0**

By Market	1Q16	4Q15	1Q15
Michigan	$21.7	$22.1	$21.7
California	16.7	18.5	16.8
Texas	10.4	10.8	11.1
Other Markets[1]	7.6	7.9	7.0
Finance/ Other[2]	0.3	0.4	0.4
TOTAL	**$56.7**	**$59.7**	**$57.0**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

30

266 349 357 367 681 2,067 2,361 2,898 3,193 3,928 4.2 4.7 5.9 6.5 8.0 1Q15 2Q15 3Q15 4Q15 1Q16 NALsCriticized as a % of Total Loans Criticized Loans2($ in millions) 31 Continued to Build Reserve for Energy LoansEnergy business line reserve allocation1 now nearly 8% 3/31/16 ●1Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energy loans reflects ourrobust allowance methodology which contains quantitative and qualitative components ● 2Criticized loans are consistent withregulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications ● 3Net credit-related charge-offs ● 4Energy-related loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices Allowance for Credit Losses($ in millions) 640 668 670 679 770 1.22 1.24 1.27 1.29 1.47 1Q15 2Q15 3Q15 4Q15 1Q16 Allowance for Loan Losses as a % of total loans $ in millions Ex-Energy TotalTotal loans $46,280 $49,377% of total 94% 100% Criticized2 2,095 3,928Ratio 4.5% 8.0%Q/Q change 145 735 Nonaccrual 258 681Ratio 0.6% 1.4%Q/Q change 23 314 Net charge-offs3 16 58Ratio 0.15% 0.49% $ in millions Loans Criticized NAL 1Q16 NCO3 E&P $2,162 $1,446 $362 $7 Midstream 509 109 -0- -0- Services 426 278 61 35 Total Energy $3,097 $1,833 $423 $42 Energy-related4 534 185 33 3 Energy Credit Metrics Portfolio Credit Metrics 32 Energy Line of Business & Energy-relatedGranular, contracting portfolios 3/31/16 ● 1Energy-related loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices Natural Gas 13% Oil40% 535 463 481 479 509535 530 513 480 426 2,496 2,316 2,249 2,111 2,162 3,566 3,309 3,243 3,070 3,097 1Q15 2Q15 3Q15 4Q15 1Q16 Midstream Services Exploration & Production Energy Business Line Loans ($ in millions; Period-end) Mixed18% ~100 Energy-related Customers1($ in millions; Period-end) General Middle Market-TX52% Corp Banking20% Small Business13% TLS8%Other7% Total$534 780 741 722 614 624 534 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 Total Loan Outstandings6,930 6,624 6,541 6,134 5,573 50% 48% 48% 49% 54% 1Q15 2Q15 3Q15 4Q15 1Q16 Total Commitments Utilization Rate

National Dealer Services

65+ years of floor plan lending



Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura 14%
Ford 11%
GM 8%
Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 6%
Other European 12%
Other Asian 12%
Other[1] 8%
Toyota/ Lexus 16%
Total $6.4B

Geographic Dispersion

California	64%	Texas	7%
Michigan	18%	Other	11%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance



Average Loans
($ in billions)
Floor Plan
3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2
1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16

3/31/16 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

33

Shared National Credit (SNC) Relationships

- SNC loans increased $387MM, over 4Q15, led by a $172MM increase in Tech. & Life Sciences & $102MM increase in General Middle Market
- SNC relationships included in business line balances
- Approximately 780 borrowers
- Comerica is agent for approx. 20%
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book



Period-end Loans
($ in billions)
Environmental Services $0.3 3%
Tech. & Life Sciences $0.9 8%
Mortgage Banker $0.4 4%
Commercial Real Estate $0.7 7%
Corporate Banking $2.4 22%
Entertainment $0.4 3%
Total $10.6
Energy $2.9 28%
General $2.1 20%
National Dealer Services $0.5 5%
= Total Middle Market (67%)

At 3/31/16 • SNCs are not a line of business. The balances shown above are included in the line of business balances. • SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

Comerica Bank

34

Increased Securities Portfolio in 4Q15

Yield declined with mix shift of portfolio

Securities Portfolio

($ in billions)



Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
9.9
9.9
10.2
10.9
12.4
12.5
12.5
9.1
9.1
9.1
9.2
9.4
9.5
9.5
2.16
2.13
2.11
2.11
2.05
1Q15
2Q15
3Q15
4Q15
1Q16
4Q15
1Q16
Average Balances
Period-end

Securities portfolio increased

During 4Q15, invested $1.9B of excess reserves into higher yielding, high quality securities while maintaining asset sensitive position

- Duration of 3.3 years[1]
  - Extends to 4.1 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax gain of $177MM[2]
- Net unamortized premium of $34MM[3]
- GNMA ~40% of MBS portfolio

3/31/16 • [1]Estimated as of 3/31/16. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

35

Funding and Maturity Profile

Multiple Funding Sources

- Wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $501MM outstanding[1]
  - $6B borrowing capacity
- Brokered deposits
  - $-0-outstanding
- Fed funds/ Repo markets

Debt Profile by Maturity[2]

($ in millions)



Subordinated Notes
Senior Notes
FHLB Advance1
1,151
500
350
1,425
2016
2017
2019
2020+

Funding Profile At March 31, 2016

($ in billions)



Interest-Bearing Deposits $28.3 42%
Noninterest-Bearing Deposits $28.0 42%
Wholesale Debt $3.6 5%
Equity $7.6 11%

3/31/16 • [1]April 2016 maturity • [2]Face value at maturity

Comerica Bank

36

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
Peer Banks	Cullen Frost	A3	A-	--
Peer Banks	M&T Bank	A3	A-	A
Peer Banks	BOK Financial Corporation	A3	BBB+	A
Peer Banks	**Comerica**	**A3**	**BBB+**	**A**
Peer Banks	Zions Bancorporation	Ba1	BBB-	BBB-
Peer Banks	Huntington	Baa1	BBB	A-
Peer Banks	Fifth Third	Baa1	BBB+	A
Peer Banks	KeyCorp	Baa1	BBB+	A-
Peer Banks	SunTrust	Baa1	BBB+	A-
Peer Banks	First Horizon National Corp	Baa3	BB+	BBB-
Peer Banks	Regions Financial	Baa3	BBB	BBB
Large Banks	U.S. Bancorp	A1	A+	AA
Large Banks	Wells Fargo & Company	A2	A	AA-
Large Banks	PNC Financial Services Group	A3	A-	A+
Large Banks	JP Morgan	A3	A-	A+
Large Banks	Bank of America	Baa1	BBB+	A

As of 5/26/16 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

37

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	03/31/16	12/31/15	03/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Common shareholders' equity	$7,644	$7,560	$7,500	$7,402	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	13	14	15	15	17	22	32
Tangible common equity	$6,966	$6,911	$6,850	$6,752	$6,498	$6,282	$6,198
Total assets	$69,007	$71,877	$69,333	$69,186	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	13	14	15	15	17	22	32
Tangible assets	$68,359	$71,228	$68,683	$68,536	$64,572	$64,409	$60,338
Common equity ratio	*11.08%*	*10.52%*	*10.82*	*10.70%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***10.23***	***9.70***	***9.97***	***9.85***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,644	$7,560	$7,500	$7,402	$7,150	$6,939	$6,865
Tangible common equity	6,996	6,911	6,850	6,752	6,498	6,282	6,198
Shares of common stock outstanding (in millions)	175	176	178	179	182	188	197
Common shareholders' equity per share of common stock	*$43.66*	*$43.03*	*$42.12*	*$41.35*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***39.96***	***39.33***	***38.47***	***37.72***	***35.64***	***33.36***	***31.40***

The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.• The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry

Comerica Bank

38

39 The efficiency ratio, as adjusted removes the impact of a change in accounting presentation. The Corporation believes this information will assist investors, regulators, management & others in comparing results to prior periods. 12/31/15 Noninterest expenses – GAAPLess: Impact of accounting presentation of a card program $1,831 181 Noninterest expenses – as adjusted $1,650Net interest income plus noninterest income – GAAP $2,728Plus: Tax-equivalency 4Plus: Net securities losses 2Less: Impact of accounting presentation of a card program 181Net interest income plus noninterest income – as adjusted $2,553Efficiency ratio 67%Efficiency ratio – as adjusted 65% Supplemental Financial DataReconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions) 40